Risk and capital management	12 Months Ended
Dec. 31, 2020
Risk and capital management
Risk and capital management

Note 29. Risk and capital management

Note 29 addresses significant aspects of SEK’s risk and capital management. For detailed descriptions, including quantitative information on SEK’s capital adequacy and its risk and capital management, refer to note 25 Capital adequacy and note 26 Risk information, respectively. For supplementary and expanded information, refer to the separate risk report, "Capital Adequacy and Risk Management Report - Pillar 3 2020", available at www.sek.se.

Events in 2020

2020 has been dominated by the COVID-19 pandemic’s impact on the general economic outlook on export companies’ abilities to pursue their activities. Globally GDP decreased by 4.3 percent due to the pandemic, while in Sweden GDP decreased by 2.8 percent. The fact that GDP did not decrease more is likely due to the major financial rescue packages that have been initiated globally during the year in order to mitigate the economic consequences of the pandemic. The Swedish economy and Swedish export companies have managed well under the current circumstances and SEK has therefore not reported any substantial incurred credit losses. However, reserves for expected credit losses have increased but not in a magnitude which has hindered SEK from continuing lending to its customers in accordance with their needs. During the year, credit volumes reached a record high, which has meant that SEK has been able to refinance its relatively large disbursements related to new lending. Market conditions have varied during the year but the financial markets have been surprisingly strong given the general economic situation. This is probably due to the rescue packages mentioned earlier. At the end of 2020, positive news regarding development of several effective vaccines against COVID-19 and a clear outcome in the U.S. presidential election have helped to stabilize the markets even though the increase in the spread of infections and the delay in the Brexit negotiations had an opposite effect.

SEK’s capital adequacy has improved in 2020. At the end of the year, the total capital ratio was 21.8 percent (2019: 20.6 percent), of which the Tier 1 capital ratio and the Common Equity Tier 1 ratio amounted to 21.8 percent (2019: 20.6 percent). The increase was primarily due to decreased risk in the liquidity portfolio, strengthening of the Swedish krona against USD and EUR and increased own funds. Increased lending volumes had a counteracting effect.

SEK’s total exposures increased since the end of 2019 as a result of increased lending volumes, with net exposures primarily increasing towards central governments and corporates. The leverage ratio amounted to 5.8 percent (2019: 5.7 percent) at year end.

SEK’s largest financial risks are credit risk (Skr 6.1 billion (2019: Skr 7.3 billion) in allocated capital), market risk (Skr 1.1billion (2019: Skr 1.1 billion) in allocated capital) and operational risk (Skr 0.2 billion (2019: Skr 0.2 billion) in allocated capital) in line with internally assessed capital adequacy.

The minimum requirement for own funds and eligible liabilities (MREL) is 7.0 percent (the corresponding requirement for 2020: 7.2) of total liabilities and own funds. SEK meets these requirements since a portion of the senior debt can be included at present. Under currently applicable Swedish legislation, SEK needs to issue at least Skr 12 billion in Senior non-preferred (SNP) debt before 2024, said debt being subordinate to other senior debt (senior preferred).

SEK’s liquidity was fairly stable during the year  but with a volatile market during the beginning of the COVID-19 pandemic in the latter part of the first quarter and in the second quarter. Capacity for managing operational and structural liquidity risk has been good. This was confirmed by new lending capacity, which has been at a high level and amounted to 3 months (2019: 5 months), and by the liquidity coverage ratio (LCR), which was 447 percent (2019: 620 percent) at year end. The net stable funding ratio (NSFR) amounted to 135 percent (2019: 120 percent) at year end. Following the early COVID crisis, the risk level regarding market risk in SEK's portfolio has been reduced, which is reflected in a reduction in stressed VaR for positions that impact own funds.

Capital target

The Company’s capital target, which is one of the  principal control instruments, is established by the Swedish Government at a general meeting of the shareholders. The capital target is designed to ensure that SEK has sufficient capital to support its strategy and that regulatory requirements are met, even in the event of deep economic declines. In addition, SEK’s own funds must also cover the volatility that may be expected under normal conditions. The capital target is for SEK's total capital ratio to amount to between two (2) and four (4) percentage points over the requirement communicated by Finansinspektionen (the Swedish FSA). Moreover, SEK's Common Equity Tier 1 ratio is in total at least four (4) percentage points above the requirement communicated by the Swedish FSA. In accordance with the Swedish FSA’s latest published capital evaluation SEK was required to have a total capital ratio and a CET1 ratio of 14.7 percent and 9.8 percent, respectively (2019: 16.4 percent and 11.5 percent respectively). The decrease in requirements is mainly related to the Swedish Financial Supervisory Authority in 2020 having lowered the countercyclical buffer rate that is applied to exposures located in Sweden from 2.5 percent to 0.0 percent. This measure lowered SEK´s capital requirements by approximately 1.8 percent. The requirements should be compared with a total capital ratio and CET1 ratio on December 31, 2020 of 21.8 percent (December 31,2019: 20.6 percent).  Since SEK's Total capital ratio exceeds the Swedish FSA's total capital requirements, this means that SEK exceeds the lower limit of the capital target. The outcome, however, exceeds the upper limit in the capital target, which is explained by SEK's need to have extra capital resources in place for new lending during the pandemic together with the lowering of the countercyclical buffer rate.

Core risk management principles

SEK must be selective in its choice of counterparties and clients in order to ensure a strong credit rating.

SEK only lends funds to clients who have successfully undergone SEK’s procedure for gaining understanding of the customer and its business relations (know your customer), and have a business structure that complies with SEK’s mission of promoting the Swedish export industry.

The business operations are limited to financial solutions and positions that the Company has approved and has procedures for, whose risks can be measured and evaluated and where the Company complies with international sustainability risk guidelines.

SEK’s liquidity strategy entails that the Company secures financing that, at the very least, has the same maturities as the funds that it lends.

Risk appetite

The Board decides on the Company’s risk appetite, which is to encompass all of the Company’s significant risk classes and to express the outer limits for the business operations. The risk appetite must specify the risk measurements that, in the opinion of the Board, provide information that is sufficient for the members of the Board to be well versed in the type and scope of the Company’s risks. The risk appetite is strongly connected to the Company’s loss capacity and thus to its equity. At least on a quarterly basis, the Board is provided with a comprehensive update of the risk exposures’ relationship to the risk appetite.

Refer also to the “SEK’s risks and risk management” section, where the risk appetite by risk class is described in detail.

SEK’s risk framework

Effective risk management and control in SEK are based on a sound risk culture, a shared approach and a well-functioning control environment. SEK emphasizes the importance of high risk awareness among personnel and an understanding of the importance of preventive risk management to, thereby, keep risk exposure within the determined level. SEK also has a risk framework (see the Risk Framework illustration).

The structure of the risk framework is ultimately governed by SEK’s mission from its owner, the Swedish government, and SEK’s business model.

The capital target constitutes the outer boundary for SEK’s strategy. Within the restrictions of the capital target, risk appetite is stated, which is expressed by risk class and comprises the risk to which the Board is prepared to expose SEK in order to achieve its strategic objectives. Risk governance is specified in the form of a risk strategy, a risk policy, in SEK’s risk culture, and in instructions, processes and limits. These policy documents describe the risk management process and define what activities and operations are included in the process, and how they should be performed. The policy documents also indicate how responsibility is structured in terms of the execution of, monitoring of and compliance with risk management.

Risk governance

The Board of Directors has ultimate responsibility for governing and monitoring risk exposure and risk management, and for ensuring satisfactory internal control. The Board determines the overall risk governance by taking decisions on such matters as risk appetite and risk strategy. The Board also decides on risk policies and on matters of considerable importance to granting of credit. For a detailed description of the Board of Directors’ rules of procedure, refer to the Corporate Governance Report.

SEK has organized risk management and risk control in accordance with the principle of three lines of defense in the form of clear-cut separation of responsibility between the commercial and support operations that own the risks, the control functions that independently identify and monitor the risks and an internal audit function, which reviews the control functions; see diagram below.

Risk management process

The Company’s risk management process encompasses: identification, measurement, management, reporting, control and monitoring of those risks with which the business is associated and for which SEK has formulated internal controls with this purpose in mind. SEK’s risk management process consists of the following key elements:

Risk identification — at any given time, SEK must be aware of the risks to which it is or can be exposed. Risks are identified, primarily in new transactions, in external changes in SEK’s operating environment or internally in, for example, products, processes, systems and through annual risk analyses that include all aspects of SEK. Both forward-looking and historical analyses and testing are performed.

Measurement — the size of the risks is measured on a daily basis in respect of significant measurable risks or is assessed qualitatively as frequently as necessary. For those risks that are not directly measurable, SEK evaluates the risk according to models that are based on SEK’s risk appetite for the respective risk class, specifying appropriate scales of probability and consequence.

Governance — SEK aims to oversee the development of business, actively utilize risk-reduction capabilities and control the development of risks over time to ensure that the business activities are kept within the risk appetite and limits. SEK also plans and draws up documentation to ensure the continuity of business-critical processes and systems and that planning is carried out for crisis management. Exercises and training regarding the management of situations that require crisis and/or continuity planning are performed continuously.

Reporting — the Company reports on the current risk situation, on the use of capital and on related matters to the CEO, the Finance and Risk Committee and the Board, at least once each quarter.

Control and monitoring — SEK checks and monitors compliance with capital targets, risk appetite, limits, risk management and internal and external regulations to ensure that risk exposures are kept at an acceptable level for SEK and that risk management is effective and appropriate.

Internal capital and liquidity assessment processes

The internal capital adequacy assessment process is an integral part of SEK’s strategic planning. The purposes of the internal capital adequacy assessment process are to ensure that SEK has sufficient capital to meet its regulatory requirements under both normal and stressed financial conditions and to support SEK’s high credit rating. The capital kept by SEK must be sufficient in relation to the risks that SEK has, or can be exposed to. The capital adequacy assessment is based on SEK’s internal assessments of the risks and their development, as well as assessments of risk measurement models, risk governance and risk management. It is integrated into business planning and forms the foundation for SEK’s strategy for maintaining an adequate level of capital. Capital adequacy assessments are conducted at least for the forthcoming three-year period.

In addition to the internal capital adequacy assessment process, an in-depth liquidity analysis is performed. During the planning period, the liquidity requirement and its composition in terms of liquidity requirements for different currencies, among other items, are evaluated to ensure the Company has adequate liquidity to implement the business plan and meet regulatory requirements.

To arrive at an adequate capitalization level that also applies under stressed financial conditions, an analysis is conducted of how capitalization is affected by stress in global financial markets, as well as of other factors that impact SEK’s business model and net risk exposure.

When SEK performs the internal capital adequacy assessment, it applies methods other than those used for the Swedish FSA’s capital requirement. The assessment is based on SEK’s internal calculation of economic capital, which captures all of the specific risks to which SEK’s operations are exposed, even risks over and above those included in the Swedish FSA’s capital requirement. For example, for credit risk, economic capital is based on a quantitative approach whereby Value at Risk (VaR) is calculated at a confidence level of 99.9 percent. This quantitative estimate is performed using a simulation-based tool that produces a probability distribution of the value of the credit portfolio over a defined time horizon (usually one year).

In addition to the internal capital adequacy assessment, SEK also estimates the total capital requirement as set for SEK by the Swedish FSA in its annual review and evaluation process. The capital adequacy assessment estimated by the Swedish FSA is a minimum requirement for SEK’s own funds.

During 2020, the Swedish FSA has published amended rules and a change in the application of banks' capital requirements. The changes result from the implementation of the EU's Banking Package. These changes mean, among other things, that the Swedish FSA must decide on a Pillar 2 requirement and announce Pillar 2 guidance for the capital it believes institutions should hold above the capital requirement to cover risks and future financial stresses. The Swedish FSA will also announce an additional leverage ratio requirement in addition to the minimum requirement, in the form of Pillar 2 guidance. Both Pillar 2 guidelines will be institution specific and non-binding. Decisions on Pillar 2 requirements and notification of Pillar 2 guidance will be announced after the first evaluation and review which will take place after the entry of the amended supervision act.

In SEK’s assessment, SEK has own funds that comfortably exceed both the internally estimated need of own funds and the total capital requirement calculated by the Swedish FSA. For supplementary and expanded information, refer to the separate risk report, “Capital Adequacy and Risk Management Report — Pillar 3 2020”, available at www.sek.se.

Detailed risk statement

Risk class	Risk management	Risk profile	Risk appetite	Proportion of Economic capital

Credit risk Credit risk is the risk of losses due to the failure of a credit (or an arrangement similar to that of a credit) to be fulfilled. Credit risk is divided into issuer risk, counterparty risk, concentration risk, settlement risk and country risk (including transfer risk).

Lending must be based on in-depth knowledge of SEK’s counterparties as well as counterparties’ repayment capacity. Lending must also be aligned with SEK’s mission based on its owner instruction. SEK’s credit risks are mitigated through a risk-based selection of counterparties and managed through the use of guarantees and other types of collateral. Furthermore, SEK’s lending is guided by the use of a normative credit policy, specifying principles for risk levels and lending terms. Concentrations that occur naturally as a result of the Company’s mission are accepted, but the Company continuously works towards reducing the risk of concentration where this is possible.

		SEK’s lending portfolio is of a high credit quality. The Company’s mission naturally entails certain concentration risks, such as geographical concentration risk in Sweden. The net risk is principally limited to counterparties with high creditworthiness, such as export credit agencies (ECAs), major Swedish exporters, banks and insurers. SEK invests its liquidity in high credit quality securities, primarily with short maturities.	Moderate (SEK’s risk appetite for credit risk is higher than other risks.)	58.4%
Liquidity risk Liquidity and refinancing risk is the risk, within a defined period of time, of the company not being able to refinance its existing assets or being unable to meet the need for increased liquidity. Liquidity risk also includes the risk of having to borrow funds at unfavorable interest rates or needing to sell assets at unfavorable prices in order to meet payment commitments. Liquidity risk encompasses refinancing risk and market liquidity risk.	SEK must have diversified funding to ensure that funding is available through maturity for all credit commitments — credits outstanding as well as agreed but undisbursed credits. The size of SEK’s liquidity investments must ensure that new lending can take place even during times of financial stress.	SEK has secured funding for all its credit commitments, including those agreed but not yet disbursed. In addition, the size of SEK’s liquidity investments allow new lending to continue at a normal pace, even during times of stress. As a consequence of SEK having secured funding for all its credit commitments, the remaining term to maturity for available funding is longer than the remaining term to maturity for lending.	Low	-
Market risk Market risk is the risk of loss or change in future net income resulting from, for example, changes in interest rates, exchange rates, commodity prices or share prices. Market risk includes price risk in connection with sales of assets or the closing of exposures.	SEK conducts no active trading. The core of SEK’s market risk strategy is to borrow funds in the form of bonds which, regardless of the market risk exposures in the bonds, are hedged by being swapped to a floating interest rate. Borrowed funds are used either immediately for lending, mainly at a floating rate of interest, or swapped to a floating rate, or to ensure that SEK has sufficient liquidity. The aim is to hold assets and liabilities to maturity.	SEK’s business model leads to exposure mainly to spreads, interest-rate risk and currency risk. SEK’s largest net exposures are to changes in spreads, mainly to credit spreads associated with assets and liabilities and to cross-currency basis spreads.	Low	10.9%
Operational risk Operational risk is the risk of losses resulting from inappropriate, inadequate or faulty internal processes or procedures, systems, human error, or from external events. Operational risk includes legal, IT and information security risk.	SEK manages operational risk on an ongoing basis, mainly through efficient internal control procedures, performing risk analysis before changes, a focus on continuous improvements and business continuity management. Costs to reduce risk exposures must be in proportion to the effect that such measures have.	Operational risks arise in all parts of the business. The vast majority of incidents that have occurred are minor events that are rectified promptly within each function. Overall operational risk is low as a result of effective internal control measures and a focus on continuous improvement.	Low	1.9%
Compliance risk Compliance risk is the risk of failure to meet obligations pursuant on the one hand to legislation, ordinances and other regulations, and on the other hand to internal rules. Compliance risk includes the risk of money laundering and financing of terrorism.	SEK works continuously to develop tools and knowledge to help identify the company’s compliance risks. The company analyses and monitors compliance risks with the intention of continuously reducing the risk of non-compliance with regulations pertaining to operations requiring permits.	SEK’s operations lead to exposure to the risk of failing to comply with current regulatory requirements and ordinances in markets in which the company operates.	Low	-
Business and strategic risk Strategic risk is the risk of lower revenue because strategic initiatives fail to achieve the pursued results, inefficient organizational changes, improper implementation of decisions, unwanted effects from outsourcing, or the lack of adequate response to changes in the regulatory and business environment. Strategic risk focuses on large-scale and structural risk factors. Business risk is the risk of an unexpected decline in revenue resulting from, for example, changes to competitive conditions with a decrease in volumes and/or falling margins.	SEK’s executive management is responsible for identifying and managing strategic risks and monitoring the external business environment and developments in the markets in which SEK conducts operations and for proposing the strategic direction to the Board. A risk analysis in the form of a self-assessment concerning strategic risk is to be conducted each year.	SEK’s strategic risks mainly arise through changes in the external operating environment, such as market conditions, which could result in limited lending opportunities for SEK, and regulatory reforms from two perspectives: (1) the impact of these reforms on SEK’s business model; and (2) the requirements on the organization resulting from increased regulatory complexity.	Low to moderate	-
Sustainability risk Sustainability risk is the risk that SEK’s operations directly or indirectly impact their surroundings negatively with respect to business ethics, corruption, climate and the environment, human rights and labor conditions. Human rights includes the child rights perspective; labor conditions encompasses gender equality and diversity; and ethics includes tax transparency.	Sustainability risks are managed according to a risk-based approach. In cases of heightened sustainability risk, a detailed sustainability review is performed and measures could be required in order to mitigate environmental and social risks. Requirements are based on national and international regulations and guidelines within the areas of environment and climate, anti-corruption, human rights including labor conditions and business ethics including tax.	SEK is indirectly exposed to sustainability risks in connection to its lending activities. High sustainability risks could occur in financing of large projects or businesses in countries with high risk of corruption or human rights violations.	Low to moderate	-